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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2002

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                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     001-14057               61-1323993
  (State or other jurisdiction       (Commission File           (IRS Employer
of incorporation or organization)         Number)            Identification No.)

                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure.

     Kindred Healthcare, Inc. (the "Company") has announced it has entered into a non-binding letter of intent with Senior Health Management, LLC ("SHM") to transfer the operations of its 18 skilled nursing facilities in Florida. Under the proposed transaction, SHM or its designee will sublease 16 of the Company's 18 Florida facilities for an initial term of five years. The lease payments under the subleases will be equal to the lease payments under the primary leases. The Company will remain a primary guarantor under the primary leases. In addition, SHM will lease with an option to purchase the remaining two facilities owned by the Company. SHM also will purchase certain personal property assets related to the operations of the Florida facilities. The Company will retain the working capital associated with all of its Florida facilities.

     In addition to entering into a definitive agreement, the consummation of a proposed transaction is subject to a number of material conditions including, without limitation, the receipt of required approvals from the Company's lenders, regulators, governmental entities and private third parties. The Company leases 15 of the 18 Florida facilities from Ventas, Inc. ("Ventas"). Although Ventas has previously publicly announced its intention to work with the Company in facilitating a Florida exit strategy, Ventas has informed the Company that it will object to the transaction unless it receives a substantial and material consent fee and other lease concessions. The Company has informed Ventas that this demand is improper. The Company believes it has the ability to sublease 12 of these facilities without Ventas's consent and that Ventas's consent cannot be unreasonably withheld on the remaining three facilities. The Company also indicated that should Ventas improperly interfere with the completion of the proposed transaction, it will seek appropriate legal remedies against Ventas as well as damages for the continuing losses sustained by the Company.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. All statements regarding the Company's expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as "anticipate," "approximate," "believe," "plan," "estimate," "expect," "projected," "could," "should," "will," "intend," "may" and other similar expressions, are forward-looking statements.

     Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company's expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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     Factors that may affect the Company's plans or results include, without limitation, (a) the Company's ability to operate pursuant to the terms of its debt obligations and its master lease agreements with Ventas; (b) the Company's ability to meet its rental and debt service obligations; (c) adverse developments with respect to the Company's liquidity or results of operations;
(d) the Company's ability to attract and retain key executives and other healthcare personnel; (e) increased operating costs due to shortages in qualified nurses and other healthcare professionals; (f) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (g) changes in the reimbursement rates or methods of payment from third-party payors, including the Medicare and Medicaid programs and the new prospective payment system for long-term acute care hospitals; (h) national and regional economic conditions, including their effect on the availability and cost of labor, materials and other services; (i) the Company's ability to control costs, including labor and employee benefit costs, in response to the prospective payment systems, implementation of the Company's Corporate Integrity Agreement and other regulatory actions; (j) the Company's ability to comply with the terms of its Corporate Integrity Agreement; (k) the effect of a restatement of the Company's previously issued consolidated financial statements; (l) the Company's ability to integrate operations of acquired facilities; (m) the increase in the costs of defending and insuring against alleged patient care liability claims and the Company's ability to predict the estimated costs related to such claims; (n) the Company's ability to successfully reduce (by divestiture or otherwise) its exposure to professional liability claims in the state of Florida and other states; and (o) the Company's ability to consummate the proposed transaction with SHM. Many of these factors are beyond the control of the Company and its management. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

     A copy of the press release issued by the Company is attached as Exhibit
99.1

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release dated December 11, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      KINDRED HEALTHCARE, INC.


Date: December 11, 2002               By:  /s/ Richard A. Lechleiter
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                                          Richard A. Lechleiter
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer